SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I


                         SUPPLEMENT DATED APRIL 30, 2009

          TO THE VARIABLE LIFE INSURANCE PROSPECTUS DATED MAY 1, 2003,
                           AND SUBSEQUENT SUPPLEMENTS



This supplement updates certain information contained in the prospectus for your variable life insurance contract issued by Sentry Life Insurance Company. Please keep this supplement together with your prospectus for future reference.

Effective May 1, 2009, the following changes will be implemented:

o The Janus Aspen Series Mid Cap Growth Portfolio will change its name to "Enterprise Portfolio." This portfolio will eliminate its policy to invest at least 80% of its net assets in equity securities of mid-sized companies. No change is anticipated in the day-to-day management of the portfolio as a result of the elimination of this policy. The portfolio will pursue its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

o The Large Cap Growth Portfolio will change its name to "Janus Portfolio." This portfolio will eliminate its policy to invest at least 80% of its net assets in common stock of large-sized companies. No change is anticipated in the day-to-day management of the portfolio as a result of the elimination of this policy. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the portfolio may invest in companies of any size, it generally invests in larger, more established companies.

o The Worldwide Growth Portfolio will change its name to "Worldwide Portfolio." There is no change in the investment objective or the investment management.



         Investors in these portfolios should consider this information in making a long-term investment decision.